Exhibit 10.3

Execution Version

GUARANTY OF PAYMENT AGREEMENT

THIS GUARANTY OF PAYMENT AGREEMENT (this “Agreement”) is made this 4th day of September, 2020, by Verb Technology Company, Inc., a Nevada corporation (the “Guarantor”), for the benefit of Steve Deverall, an individual (the “Lender”).

RECITALS

A. Pursuant to the terms of that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among Ascend Certification, LLC, Lender, solely in his capacity as Seller Representative, the “Sellers” signatory thereto and Verb Acquisition Co., LLC, a Nevada limited liability company (the “Borrower”), Borrower executed and delivered a Promissory Note dated of even date herewith (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Note”) in favor of Lender in the principal amount of $1,982,250 (the “Loan”).

B. All defined terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Note.

C. The Guarantor, the parent of Lender, will receive an economic benefit from Lender entering into the Note with the Borrower and make the Loan available to the Borrower.

D. The Lender has required, as a condition to entering into the Note, that the Guarantor execute this Agreement as additional security for the payment and performance of the Loan.

NOW, THEREFORE, in order to induce the Lender to enter into the Note, the Guarantor covenants and agrees with the Lender as follows:

Article I
THE GUARANTY

Section 1.1 Guaranty.

The Guarantor hereby unconditionally and irrevocably guarantees and promises to the Lender and to Lender’s successors and assigns the full and complete performance and payment of the obligations of Borrower to repay the Loan and the interest thereon, in each case when due and payable, all according to the terms of the Note. It is the purpose and intent of this Guaranty that the obligations of Guarantor under it shall be absolute and unconditional under any and all circumstances. Guarantor agrees that nothing shall discharge or satisfy the obligations created hereunder except for the full payment and performance of the Loan.

Section 1.2 Guaranty Unconditional.

The obligations and liabilities of the Guarantor under this Agreement shall be absolute and unconditional. The Guarantor expressly agrees that the Lender may, in discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Guarantor hereunder:

(a) grant extensions or renewals of or with respect to the Note; and

(b) effect any release, subordination, compromise or settlement in connection with the Note.

Section 1.3 Guaranty Primary.

The obligations and liabilities of the Guarantor under this Agreement shall be primary, direct and immediate and shall not be conditional or contingent upon pursuit or enforcement by the Lender of any remedies it may have against the Borrower. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand upon the Borrower or otherwise pursue, enforce or exhaust its remedies against the Borrower either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. This Guaranty is an absolute guaranty of payment and performance and not of collection. The liability of Guarantor hereunder shall not be subject to reduction on account of any asserted right of set-off, deduction, recoupment, or counterclaim.

Section 1.4 Events of Default.

The failure of the Guarantor to pay any of the Loan as and when due and payable in accordance with the provisions of this Agreement shall constitute an “Event of Default” under the provisions of this Agreement.

Section 1.5 Bankruptcy. Guarantor agrees that the liability of Guarantor under this Guaranty shall in no way be affected by (a) the release or discharge of Borrower in any creditor proceeding, receivership, bankruptcy or other similar proceeding, (b) the impairment, limitation or modification of the liability of Borrower or of any remedy for the enforcement of Borrower’s liability resulting from the operation of any present or future provision of United States of America Bankruptcy Code, Title 11 of the United States Code, as amended, or any other statute or proceeding affecting creditors’ rights generally, (c) the rejection or disaffirmance of the obligations under the Loan or any portion thereof in any such proceeding, or (d) the cessation, from any cause whatsoever, whether consensual or by operation of law, of the liability of Borrower to Lender. In the event Lender is required by any law or judicial order to return to Borrower, or to any other person, property transferred to Lender in performance of such obligations, including, without limitation, pursuant to the avoidance powers of a trustee or debtor-in-possession under the United States of America Bankruptcy Code, Title 11 of the United States Code, or under a law for the protection of distressed debtors of any other jurisdiction, Guarantor will perform such obligations in respect of which such property had been transferred to Lender to the same extent as if it had never been transferred.

Section 1.6 Subordination; Subrogation.

In the event the Guarantor shall advance any sums to the Borrower, or in the event the Borrower has heretofore or shall hereafter become indebted to the Guarantor before the Loan has been paid in full, all such advances and indebtedness shall be subordinate to the Loan.

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Nothing contained in this Agreement shall be construed to give the Guarantor any right of subrogation in or to the Loan, or all or any part of the interest of the Lender therein, until the Loan has been paid in full.

Article II
REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties.

The Guarantor represents and warrants to the Lender as follows:

2.1.1 Good Standing.

The Guarantor (a) is duly organized, existing and in good standing under the laws of the jurisdiction of its organization, and (b) has the power to carry on its business as now being conducted.

2.1.2 Power and Authority.

The Guarantor has full power and authority to execute and deliver this Agreement, which has been duly authorized by all proper and necessary action under the governing documents of the Guarantor. No consent or approval of owners or any creditors of the Guarantor is required as a condition to the execution, delivery, validity or enforceability of this Agreement.

2.1.3 Binding Agreements.

This Agreement has been properly executed and delivered and constitutes the valid and legally binding obligation of the Guarantor and is fully enforceable against the Guarantor in accordance with its terms.

2.1.4 No Conflicts.

The execution, delivery and performance of the terms of this Agreement will not conflict with, violate or be prevented by the Guarantor’s organizational documents or any applicable laws.

2.1.5 Full Disclosure.

There is no fact known to the Guarantor which the Guarantor has not disclosed to the Lender in writing prior to the date of this Agreement which materially and adversely affects or in the future could, in the reasonable opinion of the Guarantor materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of the Guarantor.

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2.1.6 Financial Interest.

The Guarantor has a financial interest in the Borrower and will derive a benefit from the Loan and hereby waives any claim that the Lender violated the Equal Credit Opportunity Act (15 U.S.C. 1691 et seq.) in connection with the Loan.

Article III
AFFIRMATIVE COVENANTS

The Guarantor hereby covenants and agrees as follows:

Section 3.1 Existence.

The Guarantor shall maintain its existence in good standing in the jurisdiction in which it is organized and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on the ability of the Guarantor to conduct its operations.

Article IV
MISCELLANEOUS

Section 4.1 Notices.

All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a business day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the business day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

Guarantor:	Verb Technology Company, Inc.
2210 Newport Boulevard, Suite 200
Newport Beach, California 92663
Attention: Rory Cutaia, President and CEO
(855) 250-2300 (phone)
rory@verb.tech

Lender:	Steve Deverall
3369 W. Mayflower Avenue, Suite 100
Lehi, Utah 84043
(801) 209-0163
steve@solofire.com

By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any business day.

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Section 4.2 Amendments; Waivers.

This Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Guarantor.

Section 4.3 Severability.

In case one or more provisions, or part thereof, contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, then without need for any further agreement, notice or action:

(a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

(b) the obligation to be fulfilled shall be reduced to the limit of such validity; and

(c) if the affected provision or part thereof does not pertain to repayment of the Loan, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

Section 4.4 Successors and Assigns.

This Agreement shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

Section 4.5 Applicable Law.

As a material inducement to the Lender to enter into this Agreement, the Guarantor acknowledges and agrees that this Agreement shall be governed by the laws of the State of Nevada.

Section 4.6 Duplicate Originals and Counterparts.

This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

Section 4.7 Headings; Etc.

The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The above Recitals are part of this Agreement.

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Section 4.8 No Partnership; Third Parties.

Nothing contained in this Agreement shall be construed in a manner to create any relationship between the Guarantor and the Lender other than the relationship of guarantor and lender and the Guarantor and the Lender shall not be considered partners or co-venturers for any purpose. The terms and provisions of this Agreement are for the benefit of the Lender and its successors, assigns, endorsees and transferees and all persons claiming under or through it and no other person shall have any right or cause of action on account thereof.

Section 4.9 WAIVER OF TRIAL BY JURY.

THE GUARANTOR AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE GUARANTOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

This waiver is knowingly, willingly and voluntarily made by the Guarantor and the Lender, and the Guarantor and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Guarantor and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

Section 4.10 Complete and Final Expression of Agreement.

This Agreement is intended by the Lender and the Guarantor to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Guarantor shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Agreement but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Agreement. The Lender and the Guarantor further agree that there are no conditions to the full effectiveness of this Agreement, unless otherwise expressly stated herein.

[signature page follows]

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WITNESS the signature of the Guarantor as of the day and year first above written.

VERB TECHNOLOGY COMPANY, INC.

By:	/s/ Rory Cutaia
Name:	Rory Cutaia
Title:	President and CEO